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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) November 17, 2008
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                              Spherix Incorporated
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             (Exact name of registrant as specified in its charter)


         Delaware                    0-5576                   52-0849320
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     (State or other              (Commission             (I.R.S. Employer
       jurisdiction               File Number)           Identification No.)
    of incorporation)


 6430 Rockledge Drive, Suite 503, Bethesda, Maryland            20817
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      (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code 301-897-2540
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01   Other Events.

      On November 19, 2008, Spherix Incorporated (the "Company") issued a press release announcing that, at a special meeting of stockholders held on November 17, 2008, the Company's stockholders voted to approve an amendment to the Company's Certificate of Incorporation, as amended, to (a) effect a reverse stock split of the Company's outstanding common stock of not less than 1-for-5 and not more than 1-for-20 (with the exact ratio to be set within that range by the Board of Directors without further approval by stockholders); and (b) decrease the total number of shares of common stock that the Company is authorized to issue in a proportionate manner.

      The Board of Directors will be assessing the appropriateness and size of a reverse stock split. If a reverse stock split is approved by the Board of Directors, the result would be that a specific number of shares of common stock between and including five (5) and twenty (20) would be combined into one (1) share of common stock. The Board or Directors has the authority to implement the reverse stock split at any time within twelve (12) months of the special stockholders meeting.

      As a result of the NASDAQ's recent suspension of enforcement of its minimum price requirement, the Company has until April 23, 2009 to achieve compliance with the $1.00 per share minimum price requirement. Accordingly, it is expected that the Board of Directors will defer action on the reverse stock split until early 2009.

      A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.       Description
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99.1              Press Release issued by Spherix Incorporated on November 19,
                  2008.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Spherix Incorporated
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                                          (Registrant)

                                          By:

                                          /s/ Claire L. Kruger
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                                          Claire L. Kruger
                                          CEO

                                          Date:  November 17, 2008